                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           November 8, 1998
                           ----------------
                            Date of Report
                  (Date of Earliest Event Reported)

                       MICRO-HYDRO POWER, INC.
                       -----------------------
       (Exact Name of Registrant as Specified in its Charter)

    Delaware              0-21733             87-0369035
    --------              -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                      5525 South 900 East, Suite 110
                        Salt Lake City, Utah  84117
                        ---------------------------
                 (Address of Principal Executive Offices)

                               (801)262-8844
                               -------------
                       Registrant's Telephone Number


                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

         See Item 7, Exhibits.

Item 2.  Acquisition or Disposition of Assets.

         See Item 7, Exhibits.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         None; not applicable.

Item 6.  Resignations of Directors and Executive Officers.

         None; not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              None; not applicable.

         (b)  Pro Forma Financial Information.

              None; not applicable.

         (c)  Exhibits.

     Exhibit                       Description of Exhibit
     Number
     -------                       ----------------------

          2 Letter of Intent dated November 3, 1998, (accepted November 8, 1998) regarding proposed reorganization

         99                   Press Release regarding same dated November
                              9, 1998

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.



                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICRO-HYDRO POWER, INC.

Date: 11/9/98                            By/s/Thomas J. Howells
                                           ---------------------
                                           Thomas J. Howells
                                           Vice President and Director